Loss per share	12 Months Ended
Dec. 31, 2024
Loss per share
Loss per share

18.Loss per share

	For the years ended December 31,
	2022	2023	2024	2024
	RMB	RMB	RMB	US$Note 2 (e)
Basic and diluted loss per ordinary share calculation:
Numerator:
Net loss attributable to ordinary shareholders	(190,183)	(78,762)	(15,454)	(2,117)
Denominator:
Weighted average ordinary shares outstanding-basic and diluted*	300,112,189	494,712,397	554,687,200	554,687,200

Loss per ordinary share basic and diluted	(0.63)	(0.16)	(0.03)	(0.00)
*

For the years ended December 31, 2022, 2023 and 2024, restricted shares, share options and warrants were anti-dilutive and thus excluded from the calculation of diluted loss per share. The potential dilutive securities that were not included in the calculation of dilutive loss per share in those periods are 596,230, 529,450 and 507,352 respectively, for the years ended December 31, 2022, 2023 and 2024.